DEAR FELLOW SHAREHOLDERS:

                    Net investment income for the first quarter was $567,931 or $.26 per share. A dividend of $.25 payable April 28, 2000, to holders of record April 21, 2000 has been declared.

                    What a difference a quarter makes! Not long after the year began, the television "talking heads" were sagely referring to "DOW 36,000." Now the new received wisdom quotes "The Coming Anarchy" and points to Messrs. Mobius and Robertson as guides to the new, new era -- read "old economy".

                    This same confusion is alive and thrives in the bond market. Treasuries are being snapped up by investors seeking quality at the same time as supply is reduced by a national budget surplus and purchases by the Treasury. To add to the dialogue, there is some possibility of changing the borrowing status of FNMA.

                    Without betting on the outcome of that politically charged action, we bought $5 million of GNMA bonds at about an eight percent yield. GNMA is fully backed by the full faith and credit of the United States. The increase in earnings seems compelling, and we are happy not to have to take stock market risks in our portfolio. In fact we don't even have to choose between old and new; spendable income remains just that.

                    The Annual Meeting is later than usual this year because of the acquisition of our advisor by The Charles Schwab Corporation. The transaction is spelled out in lawyerly manner by the proxy statement which you should have by now. Clearing away the verbiage, the impact of this merger should be minimal for our Fund. Schwab provides excellent administrative resources to its host of brokerage accounts, and we have every reason to believe that the transition will be a non-event. The same personnel on whom we now rely are going to remain in place. Your Directors look forward to this merger with equanimity.

                                          Sincerely,
                                          /s/ Townsend Brown II
                                          Townsend Brown II
                                          Chairman and President
March 31, 2000

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
March 31, 2000 (Note 1)


U.S. GOVERNMENT AND FEDERAL                    Moody's
AGENCIES OBLIGATIONS--51.19%                   Rating**      Face Amount        Cost*           Value
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
         6%, 4/1/28                               (1)        $ 2,778,464     $ 2,732,879     $ 2,528,071
Government National Mortgage Assn.,
         6%, 7/20/27                              (1)            386,005         387,875         385,175
         6%, 11/20/28                             (1)          2,869,522       2,826,927       2,612,714
         7%, 5/15/22                              (1)            185,546         185,315         179,704
         7%, 4/15/23                              (1)          2,325,411       2,326,864       2,252,191
         7%, 5/15/23                              (1)            512,401         510,880         496,267
         7%, 3/15/24                              (1)          1,119,314       1,107,422       1,084,071
         7%, 7/20/29                              (1)          3,908,280       3,854,694       3,763,334
         7.50%, 12/15/25                          (1)            570,989         570,097         565,968
         8%, 8/15/24                              (1)            636,447         632,966         643,641
         8%, 1/15/25                              (1)            530,870         513,285         536,871
         8%, I, 4/15/30                           (1)          1,000,000       1,005,625       1,011,563
         8%, II, 4/15/30                          (1)          4,000,000       4,023,750       4,027,500
         8.50%, 7/15/17                           (1)            505,431         518,303         518,361
         8.50%, 5/15/21                           (1)            190,992         195,857         195,878
         10%, 1/15/18                             (1)            421,527         457,423         450,552
U.S. Treasury Bond,
         7.25%, 5/15/16                           (1)          1,000,000         975,000       1,105,313
                                                             -----------     -----------     -----------
                                                              22,941,199      22,825,162      22,357,174
                                                             -----------     -----------     -----------
BONDS AND NOTES--29.61%
--------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust,
         6.64%, 4/17/10                           Aaa          1,000,000       1,012,969         935,962
DuPont (EI) de Nemours & Co., Notes,
         8.25%, 9/15/06                           Aa2          1,500,000       1,495,875       1,565,625
Ford Motor Credit,
         6.125, 1/9/06                             A1          2,000,000       1,989,980       1,854,560
KFW International Finance Inc., Notes,
         7.20%, 3/15/14                           Aaa          2,000,000       1,978,500       2,019,338
Nationslink Funding Corp.,
         6.476%, 7/20/08                          Aaa          1,000,000       1,014,414         936,273
Republic N.Y. Corp., Notes,
         7.75%, 5/15/09                            A1          1,800,000       1,806,138       1,789,652
Wachovia Corp. Sub. Notes,
         6.375%, 2/1/09                            A1          2,000,000       1,997,400       1,837,554
Wisconsin Elec. Power Co.,
         7.25%, 8/1/04                            Aa2          2,000,000       1,988,600       1,992,560
                                                             -----------     -----------     -----------
                                                              13,300,000      13,283,876      12,931,524
                                                             -----------     -----------     -----------
SHORT-TERM HOLDINGS--19.20%
--------------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                        1,900,000       1,900,000       1,900,000
Federal Home Loan Banks, Disc. Note 4/19/00                    3,000,000       2,991,911       2,991,911
Federal Home Loan Banks, Disc. Note 4/20/00                    2,500,000       2,492,924       2,492,924
Fidelity Cash Management Fund                                  1,000,615       1,000,615       1,000,615
                                                             -----------     -----------     -----------
                                                               8,400,615       8,385,450       8,385,450
                                                             -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                              $44,641,814     $44,494,488     $43,674,148
                                                             ===========     ===========     ===========

------------------------------------------------------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

March 31, 2000 (Note 1)

The aggregate market value at March 31, 2000 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)           $26,248,747          74.38
    Aa2                 3,558,185          10.08
    A1                  5,481,766          15.54
                      -----------        -------
    Total             $35,288,698         100.00
                      ===========        =======

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross
      unrealized appreciation         $   279,201
    Aggregate gross
      unrealized depreciation          (1,099,541)
                                      -----------
  Net unrealized depreciation        ($   820,340)
                                      ===========
Cost for Federal Income Tax
  Purposes                            $44,494,488
                                      ===========
**Credit ratings are unaudited.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS:
------------------------------------
Investments (Note 1) in securities
         at value (identified
         cost $44,494,488):
         U.S. Government and
           Federal Agencies
           obligations                $22,357,174
         Bonds and notes               12,931,524
         Short-term holdings            8,385,450
                                      -----------
           Total Investments                        $43,674,148
Cash                                                      2,701
Interest receivable                                     296,005
Prepaid expenses                                         14,259
                                                    -----------
            Total Assets                             43,987,113
                                                    -----------
LIABILITIES:
------------------------------------
Payable for Securities Purchased                      5,029,375
Accrued advisory fee (Note 3)                            55,502
Accrued operating expenses                               42,572
                                                    -----------
            Total Liabilities                         5,127,449
                                                    -----------
Net Assets                                          $38,859,664
                                                    ===========
         NET ASSETS consist of:
         Undistributed net investment income        $   544,195
         Accumulated net realized losses
           from investment transactions                (256,765)
         Unrealized appreciation on
           investments                                 (820,340)
         Capital shares (Note 5)                         21,691
         Additional paid-in capital                  39,370,883
                                                    -----------
                                                    $38,859,664
                                                    ===========
Net Asset Value per share
  ($38,859,664 / 2,169,091 shares)                       $17.92
                                                         ======

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the three months ended March 31, 2000
(Note 1)

INVESTMENT INCOME:
----------------------------------
INCOME--Interest                                  $   672,919
EXPENSES:
         Investment advisory fee     $50,959
         Directors' fees and
           expenses                   10,090
         Officer's salary             11,553
         Postage and printing          6,115
         Professional fees             5,095
         Insurance                     8,241
         Transfer agent and
           registrar fees              2,548
         The New York Stock
           Exchange, Inc.--annual fee  4,120
         Miscellaneous                 6,267
                                     -------
         Total expenses                               104,988
                                                  -----------
         Investment Income--Net                       567,931
                                                  -----------
REALIZED GAIN AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
-----------------------------------
Realized gain from security
  transactions (excluding short-term
  securities):
    Proceeds from sales           $1,947,101
    Cost of sales                  1,943,820
                                  ----------
      Net realized gain                                 3,281
Unrealized appreciation
  (depreciation) on investment
  securities:
  Beginning of period               (882,623)
  End of period                     (820,340)
                                  ----------
  Change in unrealized
    depreciation--net                                  62,283
                                                  -----------
Net realized gain and change
  in unrealized appreciation
  (depreciation) on investments                        65,564
                                                  -----------
Net increase in Net Assets
  Resulting from Operations                       $   633,495
                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS

                          For the three     For the year
                           months ended        ended
                          March 31, 2000    Dec. 31, 1999
                          --------------    -------------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
  Investment income--
    net (Note 1)             $   567,931      $ 2,234,226
  Realized gain on
    investments--net
    (Note 2)                       3,281           86,337
  Change in unrealized
    appreciation--net             62,283       (2,707,187)
                             -----------      -----------
  Net increase (decrease)
    in net assets resulting
    from operations              633,495         (386,624)
  Dividends to share-
    holders from:
    Investment income--
    net                               --       (2,200,677)
  Cost of shares purchased
    pursuant to Section 23 of
    the Investment Company
    Act of 1940 (Note 5)         (56,530)        (199,098)
                             -----------      -----------
  Total increase
    (decrease) in
    net assets                   576,965       (2,786,399)

NET ASSETS:
-----------------------
  Beginning of period         38,282,699       41,069,098
                             -----------      -----------
  End of period
    (including
    undistributed
    (overdistributed)
    net investment
    income of $544,195
    and ($23,736) in
    2000 and 1999,
    respectively)            $38,859,664      $38,282,699
                             ===========      ===========

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                   For the
                                    three
                                   months                  For the year ended
                                    ended      -------------------------------------------
                                   3/31/00      1999        1998        1997        1996
                                   -------     -------     -------     -------     -------
Per Share Operating
  Performance:
Net asset value, beginning of
        period                     $ 17.62     $ 18.78     $ 18.52     $ 18.23     $ 18.94
                                   -------     -------     -------     -------     -------
          Net investment income        .26        1.03        1.06        1.08        1.11
          Net gain (loss) on
          securities
          (realized
          and unrealized)              .02       (1.20)        .23         .38        (.64)
                                   -------     -------     -------     -------     -------
Total from investment
        operations                     .28        (.17)       1.29        1.46         .47
                                   -------     -------     -------     -------     -------
Less Dividends and
        Distributions:
Dividends from net investment
        income                          --       (1.01)      (1.03)      (1.17)      (1.18)
                                   -------     -------     -------     -------     -------
Total dividends and
        distributions                   --       (1.01)      (1.03)      (1.17)      (1.18)
                                   -------     -------     -------     -------     -------
         Treasury stock
         transaction                   .02         .02          --         .00          --
                                   -------     -------     -------     -------     -------
Net asset value, end of period     $ 17.92     $ 17.62     $ 18.78     $ 18.52     $ 18.23
                                   =======     =======     =======     =======     =======
Market value per share, end of
        period                     $ 14.56     $ 14.25     $ 16.56     $ 16.75     $ 15.75
                                   =======     =======     =======     =======     =======
Total Investment Return:
Based on market value per share      4.07%      (8.39%)      5.55%      14.51%       5.68%
Ratios To Average Net Assets:
Expenses                              .27%       1.05%       0.97%       1.08%       1.07%
Net investment income                1.48%       5.60%       5.62%       5.89%       6.02%
Supplemental Data:
Net assets at end of period
          (000 omitted)            $38,860     $38,283     $41,069     $40,490     $39,887
Portfolio turnover rate              6.03%      16.09%      15.88%       2.91%       5.50%

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
March 31, 2000
--------------------------------------------------------------------------------

(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

                    a) Investments--Security transactions are recorded as of the trade date. Investments owned at March 31, 2000, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

                    The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

                    The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

                    Realized gains and losses on security transactions are determined on the basis of identified cost.

                    b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $256,765 expiring on December 31, 2003, available to offset future capital gains, if any.

                    c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

                    d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

                    e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(2)    DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

                    The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

                    Two officers of the Company are officers of United States Trust Company of New York.

                    Mr. Alexander R. Powers, has been principal Investment Advisor since August 1997. Mr. Powers has been a managing director of the Fixed Income Division of United States Trust Company of New York since March 1998 and was Senior Vice President from August 1997 to March 1998.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended March 31, 2000, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $-0- and $-0-, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $5,029,377 and $1,947,101, respectively.

(5) CAPITAL STOCK:

At March 31, 2000, 2,169,091 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

                    Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1997 the Company purchased 2,000 shares in the open market at a cost of $30,805. For the year ended December 31, 1999, the Company purchased 13,300 shares in the open market at a cost of $199,098. For the period ended March 31, 2000, the Company purchased 4,000 shares in the open market at a cost of $56,530.

ADDITIONAL INFORMATION:

YEAR 2000:

Like other investment companies, financial and business organizations and individuals around the world, the Company could be affected adversely if the computer systems used by the Investment Adviser and the Company's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Company's other service providers have informed the Company that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company as a result of the Year 2000 Problem.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS
Townsend Brown II
Geoffrey J. O'Connor
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
         and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
        of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes
current data on Excelsior, is published weekly by
The Wall Street Journal and The New York Times.
--------------------------------------------------------------------------------

                                   Excelsior
                                 Income Shares,
                                      Inc.

                                Quarterly Report
                                 March 31, 2000
--------------------------------------------------------------------------------